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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-KA


                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                                DATE OF REPORT

                       (DATE OF EARLIEST EVENT REPORTED)
                               DECEMBER 23, 1998



                           TRANSCEND SERVICES, INC.
            (Exact name of registrant as specified in its charter)



     DELAWARE                          0-18217                  33-0378756
(State or other jurisdiction of  (Commission File Number)     (I.R.S.Employer
incorporation or organization)                               Identification No.)


                        3353 PEACHTREE ROAD, SUITE 1000
                               ATLANTA, GA 30326
                                (404) 364-8000
              (Address, including zip code, and telephone number,
       including area code, of registrant's principal executive offices)


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Item 7.   Financial Statements and Exhibits.
          ---------------------------------

          (a) Financial Statements of Business Acquired: Are not presently available; will be filed within sixty days of the original date of Form 8-K filing as required by the Securities Exchange Act of 1934.

          (b)  Pro Forma Financial Information: Not applicable.

          (c)  Exhibits:
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               The following Exhibits are being filed with this Amendment:

               2(a) Assignment and Assumption of Contracts Agreement Agreement dated December 23, 1998.

               2(b) Press release dated January 7, 1999.

               2(c) Asset Purchase Agreement dated March 17, 1998.

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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              TRANSCEND SERVICES, INC.



January 28, 1999              By: /s/ Larry G. Gerdes
                                  -------------------------------------
                                  Larry G. Gerdes,
                                  President and Chief Executive Officer
                                  (Principal Executive Officer)


January 28, 1999

                              By: /s/ Doug Shamon
                                  -------------------------------------
                                  Doug Shamon
                                  Executive Vice President,
                                  Chief Financial Officer (Principal
                                  Financial and Accounting Officer)

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